As filed with the Securities and Exchange Commission on February 26, 1999

                                        Securities Act Registration No. 33-83548
                                        Investment Company Act File No. 811-8748

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.    20549
--------------------------------------------------------------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 8

                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 9

                      -----------------------------------
                             WANGER ADVISORS TRUST
                                 (Registrant)

                      227 West Monroe Street, Suite 3000
                           Chicago, Illinois  60606

                        Telephone number:  312/634-9200

                      ------------------------------------

  Ralph Wanger                                  Janet D. Olsen
  Wanger Advisors Trust                         Bell, Boyd & Lloyd
  227 West Monroe Street, Suite 3000            Three First National Plaza
  Chicago, Illinois  60606                      70 West Madison Street, Suite
  Chicago, Illinois 60602-4207                  3300

                             (Agents for service)

               -------------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
               -------------------------------------------------

               It is proposed that this filing will become effective:
                    [ ] immediately upon filing pursuant to rule 485(b)
                    [ ] on April 30, 1998 pursuant to rule 485(b)
                    [ ] 60 days after filing pursuant to rule 485(a)(1)
                    [X] on May 1, 1999 pursuant to rule 485(a)(1)
                    [ ] 75 days after filing pursuant to rule 485(a)(2)
                    [] on ____________ pursuant to rule 485(a)(2)

WANGER ADVISORS TRUST

         >Wanger U.S. Small Cap
         >Wanger International Small Cap
         >Wanger Twenty
         >Wanger Foreign Forty

100% No-Load Funds


Shares of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty are offered to life insurance companies ("Life Companies") for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity or variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis ("Retirement Plans").



PROSPECTUS
May 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Wanger Advisors Trust
227 West Monroe Street Suite 3000 Chicago, Illinois 60606
1-800-4-WANGER (1-800-492-6437)

                             WANGER ADVISORS TRUST

CONTENTS

AT A GLANCe (Fund Objective, Risks, Fees and Expenses).................    3
         >Wanger U.S. Small Cap........................................    3
         >Wanger International Small Cap...............................    6
         >Wanger Twenty................................................    9
         >Wanger Foreign Forty.........................................   12
MANAGEMENT OF THE FUNDS................................................   13
HOW THE FUNDS INVEST...................................................   15
         >The Information Edge.........................................   16
         >Portfolio Allocation.........................................   18
         >Managing Risk................................................   19
         >Year 2000....................................................   20
SHAREHOLDER AND ACCOUNT POLICIES.......................................   20
         >Statements and Reports.......................................   20
         >Share Price..................................................   20
TAXES..................................................................   20
FUND SERVICE PROVIDERS.................................................   21
         >Transfer Agent and Custodian.................................   21
         >Distributor..................................................   21
FINANCIAL HIGHLIGHTS...................................................   22

                                U.S. SMALL CAP

AT A GLANCE

FUND OBJECTIVE

Wanger U.S. Small Cap ("U.S. Small Cap") seeks long-term growth of capital. The Fund is a diversified mutual fund that invests primarily in the stocks of small- and medium-size U.S. companies.

INVESTMENT STRATEGY

  U.S. Small Cap generally invests in the stocks of companies with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large.

  U.S. Small Cap believes that these smaller, less profiled companies may offer higher return potential than the stocks of large companies.

  U.S. Small Cap typically looks for the stocks of companies with:

 .  Companies with a strong business franchise that offer growth potential.

 .  Products and services that give them a competitive advantage.

 .  A strong balance sheet and solid management.

 . A reasonable stock price relative to the assets and earning power of the company.

  U.S. Small Cap invests the majority (under normal market conditions, at least 65%) of its total assets, at market value at the time of investment, in companies with total stock market capitalizations of $1 billion or less. Likewise, under normal market conditions, U.S. Small Cap will generally invest at least 65% of its total assets in domestic securities.

* RISKS OF INVESTING IN U.S. SMALL CAP

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

  You could lose money on your investment in U.S. Small Cap, or U.S. Small Cap could underperform other investments if any of the following occurs:

 .  The stock market goes down.

 .  Small-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

YOU MAY WANT TO INVEST IF YOU:

 . Are seeking a stock fund that emphasizes the less-profiled stocks of small-to medium-sized companies.

 .  Are seeking growth of your capital over the long-term (at least 5 years.)

Shares of U.S. Small Cap are sold only to Life Companies and certain Retirement Plans. See "Investing in the Funds."

YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 .  Are unwilling to accept short-term fluctuations in share price.

 .  Have short-term investment goals or needs.

                                U.S. SMALL CAP

U.S. SMALL CAP PERFORMANCE

The chart and table below illustrate annual Fund returns for each of the past 3 years as well as a comparison of returns of U.S. Small Cap, the S&P 500 and the Russell 2000 for the periods listed.

  This information is intended to help you assess the variability of fund returns over the past 3 years (and consequently the potential rewards and risks of fund investment.)

  U.S. Small Cap's holdings are not identical to the S&P 500, the Russell 2000 or any other market index. Therefore, the performance of the Fund will not mirror the returns of any particular index.


  Date         Return
---------------------
12/31/96       46.59%
---------------------
12/31/97       29.41%
---------------------
12/31/98        8.68%
---------------------

For the 3 years ended 12/31/1998, U.S. Small Cap's highest and lowest quarterly returns were 17.3% and -17.7%, respectively, for the quarters ended 9/30/97 and 9/30/98.

The fund's past performance is not an indication of future performance.

         Average Annual Total Returns for
         Periods Ended 12/31/1998
----------------------------------------------
                    1 Year      Since
                                Inception*
----------------------------------------------
  U.S. Small Cap     8.7%          26.8%
----------------------------------------------
     S&P 500+       28.6%          27.9%
----------------------------------------------
  Russell 2000+     -2.6%          14.4%

----------------------------------------------

* U.S. Small Cap's inception 5/3/1995.

(dagger)The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 Index is a market capitalization-weighted index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

  Total returns quoted for the fund include the effect of deducting the fund's expenses, but do not include charges and expenses attributable to a particular Variable Contract or Retirement Plan. Because shares of the fund may only be purchased through a Variable Contract or an eligible Retirement Plan, an individual owning a Variable Contract or participating in a Retirement Plan should carefully review the Variable Contract disclosure documents or Retirement Plan for information on relevant charges and expenses. Excluding these charges from quotations of the fund's performance has the effect of increasing the performance quoted. These charges should be considered when comparing the fund's performance to other investment alternatives.

                                U.S. SMALL CAP

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
Paid directly from your investment.

Maximum sales charge          None
Deferred sales charge         None

ANNUAL FUND OPERATING EXPENSES
Deducted from fund assets:

Management Fee                .96%
12b-1 Fee                     None
Other Expenses                .06%
                             -----
Total annual fund operating
     expenses                1.02%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the U.S. Small Cap for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year            $  104
3 Years           $  325
5 Years           $  563
10 Years          $1,248

                            INTERNATIONAL SMALL CAP

AT A GLANCE

FUND OBJECTIVE

Wanger International Small Cap ("International Small Cap") seeks long-term growth of capital. International Small Cap is a diversified mutual fund that invests primarily in stocks of small- and medium-size non-U.S. companies.

INVESTMENT STRATEGY

International Small Cap generally invests in the stocks of companies based outside of the U.S. (or whose primary business takes place outside of the U.S.) with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large.

  International Small Cap believes that these smaller, less profiled companies - particularly outside of the U.S. - may offer higher return potential than the stocks of large companies.

  International Small Cap typically looks for the stocks of companies with:

 .  Companies with a strong business franchise that offer growth potential.

 .  Products and services that give them a competitive advantage.

 .  A strong balance sheet and solid management.

 . A reasonable stock price relative to the assets and earning power of the company.

  International Small Cap invests the majority (under normal market conditions, at least 65%) of its total assets, at market value at the time of investment, in companies with total stock market capitalizations of $1 billion or less. Likewise, under normal market conditions, International Small Cap will generally invest at least 65% of its total assets in foreign securities in mature and emerging markets.

* RISKS OF INVESTING IN INTERNATIONAL SMALL CAP

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. You could lose money on your investment in the fund, or the fund could underperform other investments if any of the following occurs:

 .  International stock markets go down.

 .  Foreign small- to mid-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

  Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .  Political or economic instability

 .  Higher transaction costs

 .  Currency exchange rate fluctuations

YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to diversify your existing equity holdings with a fund that invests in the stocks of companies outside the U.S.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.

 .  Are seeking growth of your capital over the long-term (at least 5 years.)
   Shares of International Small Cap are sold only to Life Companies and certain Retirement Plans. See "Investing in the Funds."

YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 .  Are unwilling to accept short-term fluctuations in share price.

 .  Have short-term investment goals or needs.

                            INTERNATIONAL SMALL CAP

INTERNATIONAL SMALL CAP PERFORMANCE

The chart and table below illustrate annual fund returns for the past 3 years as well as a comparison of returns of International Small Cap, EAFE and EMI for the periods listed.

  This information is intended to help you assess the variability of fund returns over the past 3 years (and consequently the potential rewards and risks of fund investment.)

  International Small Cap's holdings are not identical to the EAFE, the EMI or any other market index. Therefore, the performance of International Small Cap will not mirror the returns of any particular index.

-------------------------------
            WAT (International)
Date               Return
-------------------------------
12/31/96           32.01%
-------------------------------
12/31/97           -1.46%
-------------------------------
12/31/98           16.33%
-------------------------------

As of 12/31/1998, the International Small Cap's highest and lowest quarterly returns were 21.8% and -18.6%, respectively, for the quarters ended 3/31/98 and 9/30/98. The fund's past performance is not an indication of future performance.

         Average Annual Total Returns for
         Periods Ended 12/31/1998

----------------------------------------------------
                      1 Year          Since
                                      Inception*
--------------------- --------------- --------------
  Int'l Small Cap     16.3%           21.4%
--------------------- --------------- --------------
       EAFE+          20.0%            9.2%
--------------------- --------------- --------------
  EMI (ex-U.S.)dagger 12.2%            2.7%
----------------------------------------------------

*        International Small Cap's inception 5/3/1995.
Beginning date for EAFE and EMI (ex-U.S.) is 5/31/1995.

(dagger) Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to work stock market capitalizations, excluding the U.S. and Canada. EMI (ex-U.S.) is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S.

  Total returns quoted for the fund include the effect of deducting the fund's expenses, but do not include charges and expenses attributable to a particular Variable Contract or Retirement Plan. Because shares of the fund may only be purchased through a Variable Contract or an eligible Retirement Plan, an individual owning a Variable Contract or participating in a Retirement Plan should carefully review the Variable Contract disclosure documents or Retirement Plan for information on relevant charges and expenses. Excluding these charges from quotations of the fund's performance has the effect of increasing the performance quoted. These changes should be considered when comparing the fund's performance to other investment alternatives.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
Paid directly from your investment.

Maximum sales charge                None
Deferred sales charge               None

ANNUAL FUND OPERATING EXPENSES
Deducted from fund assets:

Management fee....                  1.27%
                                    -----
12b-1 fee.........                  None
Other expenses....                   .28%
                                    -----
Total annual fund operating
     expenses.....                  1.55%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest

                            INTERNATIONAL SMALL CAP

$10,000 in International Small Cap for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year            $  158
3 Years           $  490
5 Years           $  845
10 Years          $1,845

                                 WANGER TWENTY


AT A GLANCE

FUND OBJECTIVE

Wanger Twenty seeks long-term growth of capital. Wanger Twenty invests primarily in the stocks of medium- to larger-size U.S. companies.

INVESTMENT STRATEGY

Wanger Twenty is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $1 billion to $10 billion. The performance of each holding may have a greater impact on Wanger Twenty's total return offering the potential to provide above average growth over time.

  The Fund believes that companies within this capitalization range are less profiled, and may offer higher return potential, than the stocks of companies with capitalizations above $10 billion.

  Wanger Twenty typically looks for the stocks of companies with:

 .    Companies with a strong business franchise that offer growth potential.

 .    Products and services that give them a competitive advantage.

 .    A strong balance sheet and solid management.

 .    A reasonable stock price relative to the assets and earning power of the company.

*RISKS OF INVESTING IN WANGER TWENTY

  Wanger is a non-diversified fund. Therefore, each stock may represent a significant part of its overall portfolio. Wanger Twenty is designed for investors who are willing to accept the potentially greater price fluctuations of a non-diversified fund. You could lose money on your investment in Wanger Twenty, or Wanger Twenty could underperform other investments if any of the following occurs:

 .    The stock market goes down.

 .    Mid-cap stocks trail returns of the overall market.

 .    The stocks selected for the portfolio do not perform as expected.

YOU MAY WANT TO INVEST IF YOU:

 .    Are seeking to complement your existing domestic equity holdings with a focused stock fund.

 .    Are seeking a stock fund that emphasizes the less profiled stocks of medium-to-larger sized companies.

 .    Are seeking growth of your capital over the long-term (at least 5 years.)

Shares of Wanger Twenty are sold only to Life Companies and certain Retirement Plans. See "Investing in the Funds."

YOU MAY NOT WANT TO INVEST IF YOU:

 .    Are seeking a significant amount of current dividend income.

 .    Are unwilling to accept short-term fluctuations in share price.

 .    Have short-term investment goals or needs.

                                 WANGER TWENTY



FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Paid directly from your investment:

Maximum sales charge                None
Deferred sales charge               None

ANNUAL FUND OPERATING EXPENSES
Deducted from fund assets:

Management Fee....                0.95%
                                -------
12b-1 Fee.........                 None
Other Expenses*...                0.68%
                                -------
Total annual fund operating
     expenses (gross)(dagger)     1.63%
                                -------

-------------------
* "Other expenses" are based on estimated amounts for the current fiscal year.

(dagger) WAM has undertaken to limit Wanger Twenty's annual expenses to 1.35% of its average net assets.

EXAMPLE. This example is intended to help you compare the cost of investing in Wanger Twenty with the costs of investing in other mutual funds. It assumes you invest $10,000 in Wanger Twenty for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year            $166
3 Years           $514

                             WANGER FOREIGN FORTY


AT A GLANCE


FUND OBJECTIVE

Wanger Foreign Forty seeks long-term growth of capital. Wanger Foreign Forty invests primarily in the stocks of medium- to larger-size companies with market capitalizations of $1 billion to $10 billion. The Fund invests in at least three countries.

INVESTMENT STRATEGY

  Wanger Foreign Forty is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60) in developed markets. The performance of each holding may have a greater impact on the Wanger Foreign Forty's total return offer the potential to provide above average growth over time.

  Wanger Foreign Forty believes that companies within this capitalization range are less profiled, and may offer higher return potential, than the stocks of companies with capitalizations above $10 billion.

  Wanger Foreign Forty typically looks for the stocks of companies with:

 . Companies with a strong business franchise that offer growth potential.

 . Products and services that give them a competitive advantage.

 . A strong balance sheet and solid management.

 . A reasonable stock price relative to the assets and earning power of the company.

  Wanger Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

* RISKS OF INVESTING IN WANGER FOREIGN FORTY

Wanger Foreign Forty is a non-diversified fund that ordinarily holds 40 to 60 stocks. Wanger Foreign Forty takes larger positions in some of its stocks than others. The performance of each of these larger holdings will have a greater impact on the Wanger Foreign Forty's total returns, and may make the Wanger Foreign Forty's returns more volatile in the short-term than a more diversified international fund.. You could lose money on your investment in Wanger Foreign Forty, or the Wanger Foreign Forty could underperform other investments if any of the following occurs:

 . International stock markets go down.

 . Foreign small-to mid-cap stocks trail returns of the overall market.

 . The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:

 . Political or economic instability.

 . Higher transaction costs.

 . Currency exchange rate fluctuations.

YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to complement your existing equity holdings with an international stock fund that offers higher return potential.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of medium-to-larger sized companies.

 . Are seeking growth of your capital over the long-term (at least 5 years.)

Shares of Wanger Foreign Forty are sold only to Life Companies and certain Retirement Plans. See "Investing in the Funds."

YOU MAY NOT WANT TO INVEST IF YOU:

 . Are seeking a significant amount of current dividend income.

 . Are unwilling to accept short-term fluctuations in share price.

 . Have short-term investment goals or needs.

                             WANGER FOREIGN FORTY



FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Paid directly from your investment.

Maximum sales charge                None
Deferred sales charge               None

ANNUAL FUND OPERATING EXPENSES
Deducted from fund assets:

Management fee                     1.00%
12b-1 fee                           None
Other expenses*                    2.51%
                                 -------
Total annual fund operating
    expenses(dagger)               3.51%
                                 -------
-------------------
* "Other expenses" are based on estimated amounts for the current fiscal year.

(dagger) WAM has undertaken to limit Wanger Foreign Forty's annual expenses to 1.45% of its average net assets.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in Wanger Foreign Forty for the time period indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year            $  354
3 Years           $1,077

                            MANAGEMENT OF THE FUNDS

The Wanger Advisors Trust funds are managed by Wanger Asset Management, L.P.
(WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. WAM chooses the funds' investments and handles their business affairs under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages more than $7 billion in assets.

WAM uses a team approach when managing the funds. The management teams consist of a lead portfolio manager (or co-managers), other WAM portfolio managers, and research analysts. Team members share responsibility for providing ideas, information, and knowledge in managing the funds, and each team member has one or more particular areas of expertise. The lead portfolio manager and co-managers are responsible for making daily portfolio selection decisions, and utilize the management team's input and advice when making buy and sell determinations.


PORTFOLIO MANAGERS


RALPH WANGER

Ralph Wanger is chief investment strategist of WAM. He is chairman of the board of Wanger Advisors Trust (the "Trust"). Mr. Wanger is also lead portfolio manager of Acorn Fund. He has been president and a member of the board of trustees of Acorn Investment Trust since 1970, and is a principal of WAM.

ROBERT A. MOHN

Lead portfolio manager, U.S. Small Cap

Robert Mohn is a vice president of the Trust and is the lead portfolio manager of U.S. Small Cap. Mr. Mohn is also a vice president of Acorn Investment Trust, and the lead portfolio manager of Acorn USA. He has been a key member of WAM's domestic analytical team since 1992, and a principal of WAM since 1995.

MARCEL P. HOUTZAGER

Lead portfolio manager, International Small Cap and Wanger Foreign Forty

Marcel Houtzager is a vice president of the Trust and is the lead portfolio manager of International Small Cap and Wanger Foreign Forty. Mr. Houtzager is also a vice president of Acorn Investment Trust, and the lead portfolio manager of Acorn Foreign Forty. He has been a key member of WAM's international analytical team since 1992, and a principal of WAM since 1995.

CHARLES P. MCQUAID

Charles P. McQuaid is a member of the management team of U.S. Small Cap. He is a trustee and senior vice president of the Trust. He is also a trustee and senior vice president of Acorn Investment Trust and co-manager of Acorn Fund. Mr. McQuaid is a principal of WAM and has worked with Mr. Wanger for 20 years.

JOHN H. PARK

Co-portfolio manager, Wanger Twenty

John Park is a vice president of the Trust, and has co-managed Wanger Twenty since its inception in 1998. Mr. Park is also a vice president of Acorn Investment Trust and co-portfolio manager of Acorn Twenty. He has been a key member of WAM's domestic investment team since 1993, and a principal of WAM since 1998.

MARK H. YOST

Co-portfolio manager, Wanger Twenty

Mark Yost is a vice president of the Trust, and has co-managed Wanger Twenty since its inception in 1998. Mr. Yost is also a vice president of Acorn Investment Trust and co-portfolio manager of Acorn Twenty. He has been a key member of WAM's domestic investment team since 1995.

PETER A. ZALDIVAR

Co-portfolio manager, Wanger International Small Cap

Peter Zaldivar is a vice president of the Trust and is the co-portfolio manager of Wanger International Small Cap. Mr. Zaldivar has been an analyst at WAM since 1996. Before joining WAM, he was a vice president and portfolio manager at Lord Asset Management.

                            Management of the Funds


MANAGEMENT FEES

WAM earns the following fees for managing the Wanger Advisors Trust funds:

                             Fee as a % of Average
                                  Net Assets
                                  (12/31/98)

          Fund
          ----
U.S. Small Cap                      0.96%
Int'l Small Cap                     1.27%
Wanger Twenty                       0.95%
Wanger Foreign Forty                1.00%

  Additional expenses are incurred under the Variable Contracts and the Retirement Plans. These expenses are not described in this prospectus; Variable Contract owners and Retirement Plan participants should consult the Variable Contract disclosure documents or Retirement Plan information regarding these expenses.

  From time to time, WAM may pay amounts from its past profits to Life Companies or other organizations that provide administrative services for the funds or that provide to owners of Variable Contracts and/or participants in Retirement Plans other services relating to the funds. These services include, among other things: sub-accounting services; answering inquiries regarding the funds; transmitting, on behalf of the funds, proxy statements, shareholder reports, updated prospectuses and other communications regarding the funds; and such other related services as the funds, owners of Variable Contracts, and/or participants in Retirement Plans may request. The amount of any such payment will be determined by the nature and extent of the services provided by the Life Company or other organization. Payment of such amounts by WAM will not increase the fees paid by the funds or their shareholders.

                             How the Funds Invest

THE INFORMATION EDGE

WAM has built a reputation on innovative thinking and unconventional stock picks. We rely primarily on our independent, internally-generated research to uncover companies that may be less profiled than the more popular names. This is where WAM adds the greatest value to shareholders.

  WAM's research process is constantly uncovering quality companies that exhibit exciting characteristics - companies that rest on a solid tripod of growth potential, financial strength and fundamental value.

----------------------------------------------------------------------------------------------------------------
Growth Potential                       Financial Strength                   Fundamental Value
----------------------------------------------------------------------------------------------------------------
>superior technology                   >stability                           >lower stock price relative to
>innovative marketing                  >reduced risk                        growth potential and capitalization
>solid management                      >competitive advantage               >growth at a reasonable price
>strategic or niche position
>superior earnings prospects
>fast growing economy
                                                                            .  Once we uncover a great
 .  The realization of this             .  A strong balance sheet               company, we identify a price
   growth potential would likely          gives management greater             that we believe would also
   produce superior performance           flexibility to pursue                make the stock a good value.
   that is sustainable over time.         strategic objectives and is
                                          essential to maintaining a
                                          competitive advantage.
----------------------------------------------------------------------------------------------------------------

STOCK STRENGTH COMES FIRST

WAM primarily follows a "bottom-up" approach to portfolio construction, placing greater emphasis on the merits of each individual stock.

  Our analysts continually screen companies, including making over 1,000 face-to-face visits around the globe each year. We want to know everything we can about each Acorn investments to avoid surprises. To accomplish this, our analysts talk directly to top management whenever possible.

  Sometimes, WAM's analysts will use a "top-down" investment approach to generate ideas for new investments. This approach is broader in scope than a bottom-up approach. Here, the analytical teams identify current investment themes, or trends, and set regional and industry allocations.

We believe that our thorough research helps us maintain lower taxes and transaction costs. In managing the funds, we try to reduce these costs by investing with a long-term time horizon (at least 2-5 years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

                              How the Funds Invest

COMMON STOCKS

The Wanger Advisors Trust funds invest mostly in common stocks. Common stocks represent an equity (ownership) interest in a corporation. The funds may also invest in other types of equity securities, including preferred stocks and stocks that are convertible into common stocks.

U.S. Small Cap and International Small Cap invest mainly in the common stocks of small and medium-size companies, with market capitalizations of less than $1 billion. Wanger Twenty and Wanger Foreign Forty invest mostly in the stocks of companies with market capitalizations of $1-$10 billion.

FOREIGN SECURITIES

International Small Cap and Wanger Foreign Forty invest most of their assets in non-U.S. securities. Small Cap U.S. and Wanger Twenty invest most of their assets in the U.S., and only intend to invest a part of their assets overseas under certain circumstances (see Portfolio Allocation below).

The foreign securities in which the funds invest are similar to U.S. common stocks. These include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities underlying shares of foreign issuers.


                             PORTFOLIO ALLOCATION

Under normal conditions, the funds' common stock investments (as a percentage of total assets) are limited by the following maximum allocations:

International Small Cap
 .  100% in non-U.S. companies

 .  35% in U.S. companies

U.S. Small Cap
 .  100% in U.S. companies

 .  35% in non-U.S. companies.

Wanger Twenty
 .  100% in U.S. companies

 .  15% in non-U.S. companies. (Wanger Twenty will normally only invest in a non-
   U.S. company whose operations are primarily located within the U.S.)

Wanger Foreign Forty

 .  100% in non-U.S. companies

 . 15% in U.S. companies. (Wanger Foreign Forty will normally only invest in a U.S. company whose operations are primarily located outside of the U.S.)

WANGER'S BOARD OF TRUSTEES MAY CHANGE EACH FUND'S INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment, or that you may even lose part or all of your investment. Investments that provide higher potential reward also present greater risk. You can lose money by investing in a fund. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Wanger Advisors Trust funds, you should carefully consider the risks associated with that particular fund. Because of these risks, you should consider an investment in the any of the Wanger Advisors Trust funds a long-term investment.

                                Summarizing Risk

Throughout this prospectus we've identified the areas that contain specific information about risk with *. Please read those areas carefully to fully understand your investment

COMMON STOCKS

Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more.

SMALL AND MEDIUM COMPANIES

The Wanger Advisors Trust funds prefer small and medium companies over the stocks of companies of large companies. During some periods, the securities of smaller companies and the stocks of medium companies, as a class, have performed better than the securities of larger companies, and in some periods they have performed worse. Securities of smaller companies may be more volatile and less liquid than the stocks of large companies.

FOREIGN SECURITIES

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

  Investments in foreign securities provide opportunities different from those available in the U.S., and risks that in some ways may be greater than in U.S. investments. These risks include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision in how securities are issued or transacted; less liquidity, frequently greater price volatility and higher transactions costs and the possible imposition of foreign taxes. Investing in countries outside the U.S. may also involve political risk. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as gross domestic product, rates of inflation, debt structure and currency valuation.

  Emerging countries may be substantially smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed countries.

                              How the Funds Invest

                                  Managing Risk


WAM uses various techniques and practices to mitigate the funds' exposure to risk.

*INVESTMENT LIMITATIONS

Each fund has adopted the following certain investment limitations (generally based upon a percentage of total assets) that cannot be changed without shareholder approval and are designed to limit risk:

 . None of the funds may invest more than 5% in securities of any one issuer, except for U.S. government securities.*

 . None of the funds may invest more than 25% in any one issuer or more than 25% in any one industry (in each case with the exception of U.S. government securities).

*This restriction applies to only 75% of the total assets of International Small Cap and U.S. Small Cap, and to only 50% of the total assets of the total assets of Wanger Twenty and Wanger Foreign Forty.

STATE INSURANCE RESTRICTIONS

The funds are sold to the Life Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the funds, the funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a fund to be available under Variable Contracts sold in certain states, each fund may make commitments that are more restrictive than the investment policies and limitations described herein and in the statement of additional information. If a fund determines that such a commitment is no longer in the fund's best interest, the commitment may be revoked by terminating the availability of the fund to Variable Contract owners residing in such states.

*DEFENSIVE INVESTMENT STRATEGIES

The funds' portfolio managers may use the following strategies if they believe that a temporary defensive position is advisable. With respect to International Small Cap and Wanger Foreign Forty, this includes times when investment in foreign securities appears to be relatively unattractive because of current or anticipated adverse political or economic conditions.

 . Each fund may invest without limit in U.S. corporate and government obligations.

 .  Each fund may hold cash or cash equivalents.

 . Each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities to meet liquidity needs. (Generally, this is not expected to exceed 25% of total assets.)

DURING THESE PERIODS, A FUND'S ASSETS MAY NOT BE INVESTED IN ACCORDANCE WITH ITS STRATEGY, AND THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

                             How the Funds Invest

*Hedging Strategies

Each fund may hedge against variations in exchange rates, or to protect against exposure in the equity markets. Portfolio managers try to accomplish this by buying and selling
 .  options,
 .  futures contracts,
 .  options on futures contract,
 .  currency exchange contracts,
 .  swap agreements, or
 .  put and call options.

If a fund is not successful when using these techniques, total return could be adversely affected.

*Year 2000

Some of today's computer systems cannot process date-related information because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 problem or Y2K). WAM is working closely with the funds' service providers to ensure the proper functioning of the computer systems on which the funds depend for smooth operation. Based on the information currently available, WAM does not anticipate any material impact on the delivery of services currently provided. There can be no assurance, however, that the steps taken by WAM in preparation for the year 2000 will be sufficient to avoid any adverse impact on the funds.

                       Shareholder and Account Policies

Statements and Reports

Information sent to Life Companies and Retirement Plans semi-annually includes:

*  Schedule of fund investments.
*  Reports to shareholders.

Call WAM at 1-800-4-WANGER for copies of fund reports.

Share Price

The funds are open for business each day the NYSE is open. The offering price (the price to buy one share) and the redemption price (price to sell one share) are a fund's net asset value (NAV) calculated at the next Closing Time after receipt of an order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

NAV. A fund's NAV ("Net Asset Value") is the value of a single share of the fund. The NAV is computed by adding up the value of a fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

A purchase or redemption of fund shares will be priced at the next NAV calculated after the purchase or redemption request is received by the funds or their agent. An order received before Closing Time will get that day's price; an order received after the Closing Time will get the next day's price.

Each fund's portfolio securities are generally valued primarily on the basis of market quotations from the primary market in which they are traded. In cases when the quotations are not readily available, the Trust will use a method that its trustees believe accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the funds. These timing differences may have a significant effect on a fund's NAV.

                                     Taxes

Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. Those requirements are different from the diversification standards imposed on each Fund by Subchapter M of the Code. Section 817(h) places certain limitations on the assets of a separate account that may be invested in securities of a single issuer, and, because Section 817(h) and the regulations thereunder treat a Fund's assets as assets of the related separate account, these limitations also apply to the Fund's assets that may be invested in securities of a single issuer. Generally, the regulations provide that, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. Generally, compliance by the Funds with the requirements of Section 817(h) and the regulations thereunder is not prevented by reason of the fact that shares in a Fund may be held by the trustee of a qualified pension or other retirement plan. Failure of a Fund to satisfy the
Section 817(h) requirements could result in adverse tax consequences to the Life Companies and Variable Contract owners. The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the statement of additional information for additional discussion.

For a discussion of the taxation of the Life Companies and separate accounts, as well as the tax treatment of the Variable Contracts and the owners thereof, see the disclosure documents for the Variable Contracts. For information regarding the taxation of Retirement Plans as well as the participants thereunder, see the plan administrator and plan documents for the Retirement Plan. Prospective investors are urged to consult their tax advisers.

                            Fund Service Providers

Transfer Agent and Custodian

State Street Bank and Trust Company
Attn: Wanger Advisors Trust
PO Box 8502
Boston, MA 02266-8502

Distributor

WAM Brokerage Service, L.L.C.
227 W. Monroe Street
Suite 3000
Chicago, IL 60606-5016

Shares of the funds are offered for sale through WAM Brokerage Services, L.L.C. (WAM BD) without any sales commission or charges to the funds or Life Companies or Retirement Plans purchasing fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirements may impose such charges on participants in a Retirement Plan. WAM BD is wholly owned by WAM, the funds' investment advisor, and the investment advisor's general partner, Wanger Asset Management, Ltd. WAM pays all distribution expenses relating to the funds, including payment or reimbursement of any expenses incurred by WAM BD.

                             Financial Highlights

The following tables will help you better understand each fund's performance for the past five years, or for the period from the date of a fund's commencement of operations, if less than five years. They are excerpted from each fund's financial statements for the fiscal year ended December 31, 1998, audited by Ernst & Young LLP. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditor's report by calling 1-800-4-WANGER (1-800-492-6437) and requesting a free copy of a fund's latest annual shareholder report.

                             Financial Highlights

                             WANGER U.S. SMALL CAP
                             ---------------------

                                                       Year ended          Year ended          Year ended          May 3, 1995
                                                      December 31,        December 31,        December 31,     through December 31,
                                                         1998                1997                1996                31, 1995
          -------------------------------------------------------------------------------------------------------------------------
          Net Asset Value, beginning of period           $21.46           $16.97              $11.60                  $10.00
          Income From Investment Operations

          Net investment loss (c)                          (.05)            (.02)               (.06)                   (.05)

          Net realized and unrealized gain on
          investments                                      1.93             4.90                5.46                    1.65

          -------------------------------------------------------------------------------------------------------------------------

          Total from investment operations                 1.88             4.88                5.40                    1.60

          Less Distributions

          Dividends from net investment income               --               --                  --                      --

          Distributions from net realized gain            (1.16)            (.39)               (.03)                     --
          -------------------------------------------------------------------------------------------------------------------------

          Total distributions                             (1.16)            (.39)               (.03)                     --

          Net Asset Value, end of period                 $22.18           $21.46              $16.97                  $11.60
                                                   ================================================================================

          Total Return                                     8.68%           29.41%              46.59%                  16.00%

          Ratios/Supplemental Data

          Ratio of expenses to average net
          assets (a) (b)                                   1.02%            1.06%               1.21%                   2.08%*

          Ratio of net investment loss
             to average net assets (b)                     (.25%)           (.10%)              (.41%)                 (1.44%)*

          Portfolio turnover rate                            34%              34%                 46%                     59%*

          Net assets at end of period              $339,118,881     $270,865,827        $128,957,911             $21,903,536

*Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by WAM for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets (prior to custodian fees paid indirectly) and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

                             Financial Highlights

                        WANGER INTERNATIONAL SMALL CAP

                                                 Year ended            Year ended          Year ended          May 3, 1995
                                                December 31,          December 31,        December 31,      through December
                                                   1998                   1997               1996               31, 1995
 --------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, beginning of period
  Income From Investment Operations               $17.05                $17.71              $13.45             $10.00

  Net investment income (loss) (c)                   .03                   .02                (.09)              (.03)

  Net realized and unrealized gain on
  investments                                       2.76                  (.26)               4.38               3.48
  -------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                  2.79                  (.24)               4.29               3.45
  Less Distributions
  Dividends from net investment income              (.22)                   --                  --                 --

  Distributions from net realized gain and
  unrealized gain reportable for federal
  income taxes                                        --                  (.42)               (.03)                --
  -------------------------------------------------------------------------------------------------------------------------

  Total distributions                               (.22)                 (.42)               (.03)                --

  Net Asset Value, end of period                  $19.62                $17.05              $17.71             $13.45

                                             ===============================================================================

  Total Return                                     16.33%                (1.46%)             32.01%             34.50%

  Ratios/Supplemental Data

  Ratio of expenses to average net
  assets (a) (b)                                    1.55%                 1.60%               1.79%              2.32%*

  Ratio of net investment income (loss)
  to average net assets (b)                          .16%                  .12%               (.56%)             (.81%)*

  Portfolio turnover rate                             56%                   60%                 50%                14%*

  Net assets at end of period                141,253,309           120,660,158          84,855,082         11,368,924

*Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by WAM for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets (prior to custodian fees paid indirectly) and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%) respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

Wanger Advisors Trust Funds

This prospectus is intended for use in connection with Variable Contracts. The Wanger Advisors Trust funds' semiannual and annual reports to shareholders contain additional information about the funds. These reports provide commentary on market conditions and investment strategies that affected each fund's performance over the past six- and 12-month periods. The Statement of Additional Information (also known as the "SAI") also contains detailed information about the Wanger Advisors Trust funds' policies and operations. The SAI is incorporated in this prospectus by reference.

You may obtain free copies of a fund's latest semi-annual and annual shareholder reports and/or a fund's SAI. Simply call 1-800-4-WANGER (1-800-492-6437) to make your request, or write to Wanger Advisors Trust, PO Box 8502, Boston, Massachusetts, 02266-8502.

You may also obtain this and other information about the Wanger Advisors Trust funds directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington DC. You may also request information by calling the SEC at 1-800-SEC-0330 (1-800-732-0330), or sending your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

WANGER ADVISORS TRUST                                  227 West Monroe Street
STATEMENT OF ADDITIONAL INFORMATION                    Suite 3000
May 1, 1999                                            Chicago, Illinois 60606
                                                       1-800-4-WANGER
                                                       (1-800-492-6437)


WANGER U.S. SMALL CAP
WANGER INTERNATIONAL SMALL CAP
WANGER TWENTY
WANGER FOREIGN FORTY

     TABLE OF CONTENTS                                                   Page
     -----------------                                                   ----
     Information About the Funds.....................................      2
     Investment Objectives and Policies..............................      2
     Investment Techniques and Risks.................................      3
     Performance Information.........................................     25
     Investment Adviser..............................................     27
     Distributor.....................................................     29
     The Trust.......................................................     29
     Trustees and Officers; Certain Shareholders.....................     30
     Purchasing and Redeeming Shares.................................     33
     Additional Tax Information......................................     34
     Portfolio Transactions..........................................     35
     Custodian.......................................................     36
     Independent Auditors............................................     37
     Appendix - Description of Bond Ratings..........................     38
     Financial Statements............................................     40

     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of WANGER U.S. SMALL CAP, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY and WANGER FOREIGN FORTY (each, a "Fund," together, the "Funds") dated the date of this SAI and any supplement thereto, which may be obtained from Wanger at no charge by writing or telephoning Wanger at its address or telephone number shown above.

     The Funds are series of Wanger Advisors Trust (the "Trust"). The Funds are currently available only for allocation to certain life insurance company ("Life Company") separate accounts established for the purpose of funding certain qualified and non-qualified variable annuity or variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain types of pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis ("Retirement Plans"), as described in the prospectus.


                          INFORMATION ABOUT THE FUNDS

     WANGER U.S. SMALL CAP invests for long-term capital growth. The Fund generally invests in the stocks of companies with capitalizations of less than $1 billion. Under normal market conditions, the Fund will generally invest at least 65% of its total assets in domestic securities.

     WANGER INTERNATIONAL SMALL CAP invests for long-term capital growth. The Fund generally invests in stocks of companies with capitalizations of less than $1 billion. Under normal market conditions, the Fund will generally invest at least 65% of its total assets in foreign securities in mature and emerging markets.

     WANGER TWENTY invests for long-term capital growth. The Fund invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. WANGER TWENTY is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     WANGER FOREIGN FORTY invests for long-term capital growth. The Fund invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. The Fund is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

     WANGER TWENTY and WANGER FOREIGN FORTY are non-diversified under the federal securities laws. However, all of the Funds comply with the diversification standards established by the tax laws. See "Investment Techniques and Risks Diversification" and "Additional Tax Information" for more information.

     The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies, and restrictions.

                      INVESTMENT OBJECTIVES AND POLICIES

     Each Fund invests with the objective of long-term capital growth. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that any Fund will achieve its investment objective. Each Fund uses the techniques and invests in the types of securities described below and in the prospectus.

                        INVESTMENT TECHNIQUES AND RISKS

COMMON STOCKS

     The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives a Fund the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

DIVERSIFICATION

     Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because WANGER TWENTY and WANGER FOREIGN FORTY are non-diversified, those Funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of WANGER TWENTY and WANGER FOREIGN FORTY can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because they are non-diversified, those Funds are not subject to the limitations under the Investment Company Act of 1940 on the percentage of their assets that they may invest in any one issuer. Each Fund, however, intends to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized below under "Investment Restrictions") and Section 817(h) of the Code (see "Additional Tax Information").

FOREIGN SECURITIES

     Each Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, WANGER FOREIGN FORTY invests at least 85% of its total assets, and INTERNATIONAL SMALL CAP invests at least 65% of its total assets, in each case taken at market value, in foreign securities; WANGER TWENTY'S investments in foreign securities are limited to not more than 15% of its total assets. U.S. SMALL CAP does not have a present intention of investing more than 5% of its assets in foreign securities.

     WANGER FOREIGN FORTY invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Fund uses the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC. The Fund does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation of emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

     WANGER TWENTY usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

     The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored depositary receipts. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

     The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the Funds expects to invest 5% or more of its total assets in unsponsored depositary receipts.

     The Funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions," below.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

CURRENCY EXCHANGE TRANSACTIONS

     The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of the Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund and held by State Street Bank and Trust Company, the Funds' custodian ("State Street") while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     SYNTHETIC FOREIGN MONEY MARKET POSITIONS.  The Funds may invest in money
     ----------------------------------------
market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical, because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions, U.S. SMALL Cap will generally invest at least 65% of its total assets in domestic securities, WANGER TWENTY will not invest more than 15% of its total assets in foreign securities, INTERNATIONAL SMALL CAP will generally invest at least 65% of its total assets in foreign securities and WANGER FOREIGN FORTY will invest at least 85% of its total assets in foreign securities.

OPTIONS AND FUTURES

     The Funds may purchase and write both call options and put options on securities and on indexes, enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. A Fund may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

     OPTIONS.  An option on a security (or index) is a contract that gives the
     -------
purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the Fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of that Fund and is valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. An option purchased or written is "marked-to-market" daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC DERIVATIVES.  The Funds may buy and sell over-the-counter ("OTC")
     ---------------
derivatives (derivatives not traded on exchanges). Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives generally are established through negotiation with the other party to the contract. While this type of arrangement allows a Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     RISKS ASSOCIATED WITH OPTIONS.  There are several risks associated with
     -----------------------------
transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.  The Funds may use
     --------------------------------------------------
interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in
                   -
futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not

/1/  A futures contract on an index is an agreement pursuant to which two
 -
     parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the Funds, each Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that the Fund intends to purchase. A Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to stock price, interest rate, and currency fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, the Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, it is required to deposit with State Street or its broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had been offset at the close of the previous day. In computing daily NAV, the Funds will mark-to-market their open futures positions.

     The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

     Although some futures contracts require making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES.  There are several risks associated with the
     -----------------------------
use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between a Fund's investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issues and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary (liquid) market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES.  A Fund will not enter into a futures
     ----------------------------------
contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the Fund's total assets.
                     -

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with State Street or its broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with State Street readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

/2/  A call option is "in-the-money" if the value of the futures contract that
 -
     is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     No Fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of its total assets would be invested in such securities.

     TAXATION OF OPTIONS AND FUTURES.    If a Fund exercises a call or put
     --------------------------------
option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option /3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

___________________________

/3/  An equity option is defined to mean any option to buy or sell stock, and
 -
     any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     For federal income tax purposes, the Funds generally are required to recognize for each taxable year their net unrealized gains and losses as of the end of the year on futures, futures options, and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of the hedged securities.

     If a Fund were to enter into a short index future, short index futures option, or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for each Fund to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund intends to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital
losses and any net capital loss carryovers of the Fund.   Shareholders will be
advised of the nature of such capital gain distributions. For further information, see the discussion under "Additional Tax Information."

     SWAP AGREEMENTS.  A swap agreement is generally individually negotiated and
     ----------------
structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with its investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

     A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate each Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Fund will segregate its assets to cover its current obligations under a swap agreement. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of its accumulated obligations under the agreement.

     SHORT SALES AGAINST THE BOX.  Each Fund may make short sales of securities
     ----------------------------
if at all times, when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by their investment restrictions, the Funds do not currently intend to sell securities short.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with State Street an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. A Fund will incur transaction costs in connection with short sales.

     In addition to enabling a Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

     The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

DEBT SECURITIES

     The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by either Fund or the portion of each Fund's assets that may be invested in debt securities in a particular ratings category. No Fund intends to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

ILLIQUID SECURITIES

      No Fund may invest in illiquid securities, including restricted securities and OTC derivatives, if as a result, they would comprise more than 15% of the value of its net assets.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, any Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities and OTC derivatives, that Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of the value of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds will enter into repurchase agreements only with banks and dealers WAM believes present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. Under normal circumstances, no Fund intends to invest more than 5% of its total assets in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

     A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by State Street throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.

TEMPORARY STRATEGIES

     The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, each Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Each Fund's portfolio turnover rate is not expected to exceed 50% under normal market conditions. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by the Funds. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

LINE OF CREDIT

     The Trust maintains a line of credit with a bank to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to the Funds' restrictions on borrowing under "Investment Restrictions," below.

INVESTMENT RESTRICTIONS

In pursuing their investment objectives, U.S. SMALL CAP and INTERNATIONAL SMALL CAP each will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2.   Acquire securities of any one issuer that at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);/4/

/4/  The Funds have no present intention of lending their portfolio securities.

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;/5/

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its net assets at the time of acquisition;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     Restrictions 1 through 10 above are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the Fund's outstanding shares.

In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, each Fund will not:

     (a) Invest in companies for the purpose of management or the exercise of control;

     (b) Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

/5/ State insurance laws currently restrict a Fund's borrowings to facilitate redemptions to no more than 25% of the Fund's net assets.

     (c) Invest more than 10% of its net assets (valued at the time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     (d) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     (e) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

     (f) Purchase or retain securities of a company if all of the Trustees, directors and officers of the Trust and of WAM who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     (g) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     (h) Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (i)  Sell securities short or maintain a short position.

     In pursuing their investment objectives, WANGER TWENTY and WANGER FOREIGN FORTY each will not:

     1.  Acquire securities of any one issuer, which at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     2. With respect to 50% of its total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed more than 5% of the Fund's total assets;

     3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

     4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

     5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending
     its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures, and options on futures;

     7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures, and options on futures;

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions for each Fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares.

     In addition, the Funds are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, neither Fund will:

     (a) Invest in companies for the purpose of management or the exercise of control;

     (b) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

     (c) Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (d) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures, and options on futures;

     (e) Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     (f) [WANGER TWENTY only] Invest more than 15% of its total assets in the securities of foreign issuers.

     (g) [WANGER FOREIGN FORTY only] Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions.

     Notwithstanding the foregoing investment restrictions, any Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

In addition, pursuant to state insurance laws, each Fund is subject to the following guidelines, which may also be changed by the Trustees:

     (a) Each Fund will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Fund's net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

     (b) Each Fund will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that a Fund may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

     (c) A Fund may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Fund's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Fund will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

     (d) Each Fund may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

                            PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

          ERV = P(1+T)/n/

     Where: P = the amount of an assumed initial investment in shares of a fund T = average annual total return n = number of years from initial investment to the end of the period
           ERV = ending redeemable value of shares held at the end of the period


     For example, as of December 31, 1998 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

     U.S. SMALL CAP                                       Average Annual
     ---------------                     Total Return     Total Return
                                         ---------------  ---------------

     1 year............................        8.7%          8.7%
     Life of Fund (inception 5/3/95)...      139.2%         26.8%



     INTERNATIONAL SMALL CAP                              Average Annual
     ----------------------------------   Total Return     Total Return
                                         --------------   ---------------

      1 year...........................       16.3%         16.3%
      Life of Fund (inception 5/3/95)..      103.5%         21.4%

     As of December 31, 1998, WANGER TWENTY and WANGER FOREIGN FORTY had not yet commenced operations.

     The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Fund performance figures do not reflect expenses of the separate accounts of the Life
                       ---
Companies, expenses imposed under the Variable Contracts, or expenses imposed by Retirement Plans.

     In advertising and sales literature, a Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, the Fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other member of WAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

          The Funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. One measure of volatility is beta. Beta is the volatility of a fund's total return relative to the movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index. Another measure of volatility is R-squared. It reflects the percentage of a fund's price movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure. Alpha is a measure used to discuss a fund's relative performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost. Beta and R-squared are calculated by performing a least squares linear regression using five years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

          The following are some benchmark indices utilized by the Funds:
Salomon Brothers Extended Market Index ("EMI"), an index of the bottom 20% of institutionally investable capital of countries, selected by Salomon, excluding the U.S.; Morgan Stanley's Europe, Australasia Far East Index ("EAFE"), an index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada; the Standard & Poor's 500 Stock Index ("S&P 500"), a broad, market-weighted average of U.S. blue-chip companies; the Standard & Poor's MidCap 400 ("S&P 400"), also a broad, market-weighted average of U.S. companies in the next tier down in size from the S&P 500; and the Russell 2000 Index, an index formed by taking the 3,000 largest U.S. companies and eliminating the largest 1,000, leaving an unweighted index of 2000 small companies. All indexes are unmanaged and included reinvested dividends.

As of December 31, 1998, some statistics for the Funds are as follows:

                                       R2         Beta      Alpha
                                       --         ----      -----
     U.S. SMALL CAP
     --------------

        vs. S&P 500                   .52          .77      5.59%
        vs. Russell 2000              .84          .79     21.64%

     INTERNATIONAL SMALL CAP
     -----------------------

        vs. EMI Ex U.S.               .78         1.05     11.72%
        vs. EAFE                      .60          .82      7.40%

Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

                              INVESTMENT ADVISER

     The Funds' investment adviser, Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the Funds and for other institutional accounts. As of the date of this SAI, WAM has approximately $7 billion under management, including the Funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager, Robert
A. Mohn, John H. Park and Margaret M. Forster. Ralph Wanger is the president of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

     WAM furnishes continuing investment supervision to the Funds under an investment advisory agreement (the "Agreement") and is responsible for overall management of the Funds' business affairs. It furnishes office space, equipment and personnel to the Funds and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors. The Agreement will continue in effect as to each of the Funds through June 30, 1999, and thereafter from year to year so long as its continuance is approved at least annually by
(i) the board of trustees of the Trust or by the holders of a majority of each Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of the Trust's board of trustees who are not otherwise affiliated with the Trust or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to either Fund without penalty by the vote of the board of trustees of the Trust or the shareholders of that Fund (by a majority as defined in the 1940 Act) on 60 days' written notice to WAM or by WAM on 60 days' notice to the Fund, and will terminate automatically in the event of its assignment.

     The advisory fees the Funds pay to WAM are calculated daily and paid monthly, at the following annual rates:

     U.S. SMALL CAP

               Average Daily Net Assets          Rate of Fee
               ------------------------          -----------
               First $100 million                   1.00%
               $100 million to $250 million         0.95%
               In excess of $250 million            0.90%

     INTERNATIONAL SMALL CAP

               Average Daily Net Assets          Rate of Fee
               ------------------------          -----------
               First $100 million                   1.30%
               $100 million to $250 million         1.20%
               In excess of $250 million            1.10%

     WANGER TWENTY

                                                 Rate of Fee
                                                 -----------
                                                    0.95%

     WANGER FOREIGN FORTY

                                                 Rate of Fee
                                                 -----------
                                                    1.00%


These fees may be reduced by any amount necessary to cause a Fund's expenses to be within the limitation described below.

     The investment advisory fees of U.S. SMALL CAP for the fiscal period for the fiscal year ended December 31, 1996 were $704,115; for the fiscal year ended December 31, 1997 were $1,960,795; and for the fiscal year ended December 31, 1998 were $2,972,442. The investment advisory fees of INTERNATIONAL SMALL CAP for the fiscal year ended December 31, 1996 were $631,977; for the fiscal year ended December 31, 1997 were $1,528,703; and for the fiscal year ended December 31, 1998 were $1,751,136.

     The Funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

                                  DISTRIBUTOR

     Shares of each Fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the prospectus dated May 1, 1998, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Shares of the Funds are offered for sale through WAM BD on a best efforts basis without any sales commission or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans and may impose such charges on participants in a Retirement Plan.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and in compliance with state securities laws. WAM bears all sales and promotional expenses, other than those borne by a Life Company or Retirement Plan. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                   THE TRUST

     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated August 30, 1994. The Agreement and Declaration of Trust may be amended by a vote of either the Trust's shareholders or its Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine. The shares of the Funds are not currently divided into classes. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees. Shares do not have cumulative voting rights; accordingly, shareholders controlling voting interests of more than 50% of shares of the Funds voting for the election of trustees could elect all of the trustees if they chose to do so, and in such event, shareholders controlling voting interests of the remaining shares would not be able to elect any trustees.

     Shareholder rights regarding voting are described in the prospectus. These voting rights are based on applicable federal and state laws. To the extent that changes in such laws or regulations thereunder or interpretations thereof eliminate the necessity to submit any such matters to a shareholder vote, or otherwise restrict or limit such voting rights, the Trust reserves the right to act in any manner permitted by such changes.

     The Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses or expenses of any shareholder held personally liable for the obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.


                  TRUSTEES AND OFFICERS; CERTAIN SHAREHOLDERS

     The trustees and officers of the Trust (including their dates of birth and their principal business activities during the past five years are) are listed below in alphabetical order:

Fred D. Hasselbring, trustee (8/14/1941)
        819 Golf Lane, Wheaton, Illinois 60187; owner, Fred D. Hasselbring and Associates (retail industry computer systems consulting and sales); director and executive administrator, The Malachi Corp., Inc. (a non-profit corporation).

Charles P. McQuaid, trustee and senior vice president* (8/27/1953)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, Wanger Asset Management, L.P. since July 1992; trustee and senior vice president, Acorn Investment Trust.

P. Michael Phelps, trustee (9/19/1933)
        222 East Chestnut Street, Chicago, Illinois 60611; retired since January 31, 1998; prior thereto, vice president and corporate secretary, Morton International, Inc.

Ralph Wanger, trustee and president* (6/21/1934)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; director, Wanger Investment Company, plc; principal, Wanger Asset Management, L.P. since July 1992; trustee and president, Acorn Investment Trust.

Patricia H. Werhane, trustee (9/20/1935)
        104 Falcon Drive, Charlottesville, Virginia 22901; Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia, 1993 present.

Marcel P. Houtzager, vice president (10/26/1960)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst and portfolio manager, Wanger Asset Management, L.P. since April 1992.

Kenneth A. Kalina, assistant treasurer (8/4/1959)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; Fund controller, Wanger Asset Management, L.P., since September 1995; assistant treasurer, Acorn Investment Trust; prior thereto, treasurer of the Stein Roe Mutual Funds.

Bruce H. Lauer, vice president and treasurer (7/22/1957)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; chief administrative officer, Wanger Asset Management, L.P., since April 1995; vice president, treasurer and assistant secretary, Acorn Investment Trust; director Wanger Investment Company PLC; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.

Robert A. Mohn, vice president (9/13/1961)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst and portfolio manager, Wanger Asset Management, L.P. since August 1992.

John H. Park, vice president (5/30/1967)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal and analyst, Wanger Asset Management, L.P. since July 1993.

Mark H. Yost, vice president (6/28/1963)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; analyst and portfolio manager, Wanger Asset Management, L.P., since October 1995; co-portfolio manager of Wanger U.S. Smaller Companies Fund since June 1997; portfolio manager of WAM Yost Partnership, L.P.; prior thereto, investment analyst, First Chicago Corporation.

Peter A. Zaldivar, vice president (__/__/19__)
        227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; analyst and portfolio manager, Wanger Asset Management, L.P. since 1996; prior thereto, vice president and portfolio manager, Lord Asset Management.

Leah J. Zell, vice president (5/23/1949)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; vice president, Acorn Investment Trust.

     *Messrs. McQuaid and Wanger are Trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, and of WAM.

     Messrs. McQuaid, Phelps and Wanger are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. Messrs. Hasselbring and Phelps are members of the Audit Committee, which has the authority to make recommendations to the Board of Trustees regarding the selection of independent auditors for the Trust and to confer with the independent auditors regarding the scope and results of each audit.

     At January 31, 1999, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each of the Funds. At that date, Phoenix Home Life Mutual Insurance Company (and its affiliates), One American Row, Hartford, Connecticut 06115, was the record holder of 6,919,308.324 shares (approximately 96.8 % of the outstanding shares) of INTERNATIONAL SMALL CAP, and 14,650,628.809 shares (approximately 97.9% of the outstanding shares) of U.S. SMALL CAP, all of which are beneficially owned by Variable Contract owners.

     The following table shows compensation paid by the Trust during the fiscal year ended December 31, 1998 to each Trustee of the Trust who is not an "interested person" of the Trust or of WAM. The Trust does not pay compensation to its officers or to Trustees who are "interested persons." The Trust does not offer any pension or retirement benefits to its trustees.


                              AGGREGATE       AGGREGATE        AGGREGATE        AGGREGATE          TOTAL
                                COMP.           COMP.         COMP. FROM       COMP. FROM           COMP.
NAME OF TRUSTEE               FROM U.S.       FROM INT.     WANGER TWENTY+   WANGER FOREIGN         FROM
                              SMALL CAP       SMALL CAP                          FORTY+       FUND COMPLEX (4)
------------------------------------------------------------------------------------------------------------------
Fred D. Hasselbring              $7,200         $7,200            0               0                $14,400

Charles P. McQuaid                0              0                0               0                 0

P. Michael Phelps                $7,200         $7,200            0               0                $14,400

James A. Star*                   $2,650         $2,650            0               0                 $5,300

Ralph Wanger                      0              0                0               0                 0

Patricia H. Werhane**            $3,534         $3,534            0               0                 $7,068

----------
     +  Since December 15, 1998.

     *  Resigned from board of trustees effective June 15, 1998.

    **  Elected to board of trustees July 27, 1998.

                        PURCHASING AND REDEEMING SHARES

     Shares of the Funds may not be purchased or redeemed directly by individual Variable Contract owners or individual Retirement Plan participants. Purchases and redemptions are discussed in the prospectus.

     For purposes of computing the net asset value of a share of either Fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is generally valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is generally valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not readily available, or for which the market quotation is determined not to represent a fair value, and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not readily available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Each Fund's net asset value is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of the Funds, particularly INTERNATIONAL SMALL CAP and WANGER FOREIGN FORTY, may take place in various foreign markets at certain times on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their net asset values. Conversely, trading in the Funds' portfolio securities may not occur on days when the NYSE is open. Because of the differences in the days and times at which trading occurs in various markets, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities. The last sale price included in the calculation of a Fund's net asset value may be several hours old at the time when it is included in that calculation, which may have a significant effect on a Fund's net asset value.

     Computation of net asset value (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

     The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

                          ADDITIONAL TAX INFORMATION

     Shares of the Funds are offered to separate accounts of Life Companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents (including the summary plan description) for the Retirement Plans for a discussion of the special taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, or the special taxation of Retirement Plans and the participants therein.

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, each Fund must distribute to shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash or cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     As noted in the prospectus, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Those requirements are different from the standards for regulated investment companies under Subchapter M of the Code For information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectus for the Variable Contracts.

     The Funds will not be subject to the 4% federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies or Retirement Plans.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for variable contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the variable contracts and the holders thereof.

                            PORTFOLIO TRANSACTIONS

     Portfolio transactions of the Funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that Fund.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each Fund's portfolio transactions are reviewed periodically by the board of trustees.

     WAM is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions by the Funds. However, the Board of Trustees recognizes that it is important for WAM, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Funds is not determinable. In addition, the Board of Trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Brokerage commissions incurred by the Funds during the last three fiscal years, not including the gross underwriting spread on securities purchased in underwritten public offerings, were as follows:


      FUND                                      1998                  1997                  1996
------------------------------------------------------------------------------------------------------------
U.S. Small Cap                              $253,172               $249,054                  $243,598
International Small Cap                      518,766                647,529                   422,414
Wanger Twenty                                    N/A                    N/A                       N/A
Wanger Foreign Forty                             N/A                    N/A                       N/A

     The Trust and WAM have adopted codes of ethics that, among other things, regulate the personal transactions in securities of certain officers, directors, trustees, partners and employees of the Trust and WAM. Although investment decisions for the Funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or more of the Funds and one or more other advisory clients. If one or more of the Funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8502, Boston, Massachusetts 02266-8502, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian. The custodian may employ one or more sub-custodians located in the United States upon approval by the Board of Trustees of the Trust; and is authorized to employ sub-custodians for the Funds' assets maintained outside the United States.

                             INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

                    APPENDIX - DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                             FINANCIAL STATEMENTS


                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Common Stocks--93.0%
              Information--39.4%
--------------------------------------------------------------------------------
              Broadcasting--2.1%
   250,600    Data Transmission Network (b)                           $7,236,075
              Data Services for Farmers

--------------------------------------------------------------------------------
              Television Programming--5.3%

   222,000    Liberty Media Group,                                    10,225,875
              Tele-Communications (b)
              CATV & Satellite Dish Programming

   330,200    United Video Satellite Group (b)                         7,800,975
              CATV & Satellite Dish Programming
--------------------------------------------------------------------------------
                                                                      18,026,850

--------------------------------------------------------------------------------
              Telephone Services--5.1%

   577,600    RCN Corporation (b)                                     10,216,300
              Metro Market: Voice, Video & Data Services

   193,300    Commonwealth Telephone (b)                               6,475,550
              Rural Market: Local, Long Distance
              & Internet Access

    68,600    Startec Global Communications (b)                          660,275
              International Telecommunications
--------------------------------------------------------------------------------
                                                                      17,352,125

--------------------------------------------------------------------------------
              Mobile Communications--6.6%

   411,000    Centennial Cellular (b)                                 16,851,000
              Cellular Franchises

   234,500    COMARCO (b)                                              5,628,000
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                      22,479,000

--------------------------------------------------------------------------------
              Telecommunications Equipment--2.2%

   425,900    Aspect Telecommunications (b)                            7,346,775
              Call Center Equipment

--------------------------------------------------------------------------------
              Instrument--0.7%

    85,000    Mettler Toledo (b)                                       2,385,314
              Laboratory Products

--------------------------------------------------------------------------------
              Business Software--1.5%

   314,000    JDA Software                                             3,041,875
              Software & Services for Retailers

   137,600    Systems & Computer Technology (b)                        1,892,000
              Enterprise Software & Services
--------------------------------------------------------------------------------
                                                                       4,933,875

--------------------------------------------------------------------------------
              Business Information and
              Marketing Services--1.1%

   353,400    Intelligent Information (b)                              2,385,450
              Technology Market Research

   178,100    InfoUSA, C1. B                                             935,025

   116,000    InfoUSA, C1. A                                             565,500
              Business Data for Sales Leads
--------------------------------------------------------------------------------
                                                                       3,885,975

--------------------------------------------------------------------------------
              Transaction Processors--3.6%

   247,300    National Data                                           12,040,418
              Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
              Computer Hardware & Related Systems--8.0%

   417,100    Micros Systems (b)                                      13,712,164
              Information Systems for Restaurants & Hotels

   300,600    Kronos (b)                                              13,320,337
              Time Accounting Software & Clocks

--------------------------------------------------------------------------------
                                                                      27,032,501

--------------------------------------------------------------------------------
              Gaming Equipment--0.8%

   113,000    International Game Technology                            2,747,315
              Slot Machines & Progressive Jackpots

--------------------------------------------------------------------------------
              Computer Services--2.4%

   222,900    Sykes Enterprises (b)                                    6,798,450
              Call Center Services

   344,000    Aztec Technology Partners (b)                            1,247,000
              Technology Staffing Services

--------------------------------------------------------------------------------
                                                                       8,045,450

--------------------------------------------------------------------------------
              Information--Total                                     133,511,673

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Health Care--9.7%
--------------------------------------------------------------------------------
              Biotechnology/Drug Delivery--0.5%

   117,000    Synaptic Pharmaceuticals (b)                            $1,755,000
              Receptor Targeted Drug Design

--------------------------------------------------------------------------------
              Health Care Services--9.2%

   506,800    Lincare Holdings (b)                                    20,557,075
              Home Health Care Services

   475,000    First Health (b)                                         7,867,187
              PPO Network

   321,500    Magellan Health Services (b)                             2,692,563
              Mental Health Services

--------------------------------------------------------------------------------
                                                                      31,116,825

--------------------------------------------------------------------------------
              Health Care--Total                                      32,871,825

              Consumer Goods/Services--2.7%
--------------------------------------------------------------------------------
              Retail--2.5%

   809,000    Host Marriott Services (b)                               8,393,375
              Fast Food Kiosks in Airports

--------------------------------------------------------------------------------
              Casinos--0.2%

   115,200    Monarch Casino & Resort (b)                                604,800
              Casino/Hotel in Reno

--------------------------------------------------------------------------------
              Consumer Goods/Services--Total                           8,998,175

              Finance--14.0%
--------------------------------------------------------------------------------
              Banks/Savings & Loans--2.8%

   111,500    Washington Mutual                                        4,257,906
              West Coast Savings & Loan

    90,000    Texas Regional Bancshares                                2,255,625
              TexMex Bank

    67,500    Peoples Bank Bridgeport                                  1,864,687
              Mortgage & Credit Card Lender

   157,500    Coast Contingency Rights (b)                             1,043,439
              Litigation Claim Against US Government

--------------------------------------------------------------------------------
                                                                       9,421,657

--------------------------------------------------------------------------------
              Finance Companies--0.7%

   232,000    World Acceptance (b)                                     1,508,000
              Personal Loans

    70,000    Americredit                                                966,875
              Auto Lending

--------------------------------------------------------------------------------
                                                                       2,474,875

--------------------------------------------------------------------------------
              Insurance--7.8%

   348,600    UICI (b)                                                 8,540,700
              Health Insurance

   403,900    Acceptance Insurance (b)                                 8,178,975
              Crop Insurance

    21,000    Markel (b)                                               3,801,000
              Property & Casualty Insurance

   135,000    AmerUs Life Holdings                                     3,020,625
              Annuities/Life Insurance

    92,000    Leucadia National                                        2,898,000
              Insurance Holding Company

--------------------------------------------------------------------------------
                                                                      26,439,300

--------------------------------------------------------------------------------
              Money Management--2.7%

    66,000    SEI Investments                                          6,558,750
              Mutual Fund Administration

   167,817    Baker Fentress                                           2,569,697
              Closed-End Investment Company

--------------------------------------------------------------------------------
                                                                       9,128,447

--------------------------------------------------------------------------------
              Finance--Total                                          47,464,279

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Industrial Goods/Services--8.5%
--------------------------------------------------------------------------------
              Machinery--1.3%

   270,700    Farr (b)                                                $2,740,837
              Filters

    91,000    Vallen (b)                                               1,820,000
              Safety Products Distribution

--------------------------------------------------------------------------------
                                                                       4,560,837

--------------------------------------------------------------------------------
              Steel--1.2%

   232,400    Atchison Casting (b)                                     2,149,700
              Steel Foundries

   126,400    Schnitzer Steel                                          1,817,000
              Scrap Steel Processor

--------------------------------------------------------------------------------
                                                                       3,966,700

--------------------------------------------------------------------------------
              Specialty Chemicals--1.1%

   189,600    Lilly Industries, Cl. A                                  3,780,150
              Industrial Coatings

--------------------------------------------------------------------------------
              Other Industrial Services--4.9%

   476,200    Wackenhut, Cl. B                                        10,446,637
              Prison Management

   398,700    Insurance Auto Auctions (b)                              4,734,562
              Auto Salvage Services

   140,900    Compass International Services (b)                       1,497,062
              Collection Agencies

--------------------------------------------------------------------------------
                                                                      16,678,261

--------------------------------------------------------------------------------
              Industrial Goods/Services--Total                        28,985,948

              Energy/Minerals--15.9%
--------------------------------------------------------------------------------
              Independent Power--7.6%

   689,600    CalEnergy (b)                                           23,920,500
              Power Plants/Competitive Utility

    38,000    AES Corporation (b)                                      1,800,250
              Power Plants

--------------------------------------------------------------------------------
                                                                      25,720,750

--------------------------------------------------------------------------------
              Oil/Gas Producers--2.5%

   698,900    Tesoro Petroleum (b)                                     8,474,163
              Oil Refinery/Gas Reserves

   139,000    Tipperary (b)                                              147,687
              Oil & Gas Producer

--------------------------------------------------------------------------------
                                                                       8,621,850

--------------------------------------------------------------------------------
              Oil Refining/Marketing/Distribution--4.5%

   258,000    Atmos Energy                                             8,320,500
              Natural Gas Utility

   137,000    Equitable Resources                                      3,990,125
              Natural Gas Utility & Producer

   279,100    Dynegy                                                   3,052,656
              Natural Gas Processing/Marketing

--------------------------------------------------------------------------------
                                                                      15,363,281

--------------------------------------------------------------------------------
              Oil Services--1.3%

    93,000    J Ray McDermott (b)                                      2,272,687
              Offshore Construction Company

   198,000    GeoScience (b)                                           2,165,625
              Offshore Seismic Equipment

--------------------------------------------------------------------------------
                                                                       4,438,312

--------------------------------------------------------------------------------
              Energy/Minerals--Total                                  54,144,193

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares or Principal
Amount
              Other Industries--2.8%
--------------------------------------------------------------------------------
              Real Estate--1.8%

    125,600   Forest City Enterprises Cl. A                          $3,297,000
              Shopping Centers

     64,900   Gaylord Entertainment (b)                               1,955,112
              Opryland Hotel & Other Assets

     45,000   Cornerstone Properties                                    703,125
              Downtown Office Buildings

--------------------------------------------------------------------------------
                                                                      5,955,237

--------------------------------------------------------------------------------
              Transportation--1.0%

    174,000   Hub Group (b)                                           3,371,250
              Freight Forwarder

     66,000   Trailer Bridge (b)                                        101,062
              Tug & Barge Transportation

--------------------------------------------------------------------------------
                                                                      3,472,312

--------------------------------------------------------------------------------
              Other Industries--Total                                 9,427,549

Total Common Stocks--93.0%                                          315,403,642
--------------------------------------------------------------------------------
(Cost: $265,298,784)

--------------------------------------------------------------------------------
Short-Term Obligations--7.6%

$13,412,000   Ford Motor Credit 5.21% Maturing 01/04/99              13,406,177

$12,469,000   State Street Bank Repurchase Agreement                 12,469,000
              4.25% Maturing 01/04/99; 12/31/98 Agreement
              Collateralized by U.S. Treasury Notes
--------------------------------------------------------------------------------
              (Amortized Cost: $25,875,177)                          25,875,177

--------------------------------------------------------------------------------
Total Investments--100.6%                                           341,278,819

              (Cost: $291,173,961)

Cash and Other Assets Less Liabilities--(0.6%)                       (2,159,938)
--------------------------------------------------------------------------------

Total Net Assets--100%                                             $339,118,881
================================================================================

     Notes to Statement of Investments:

(a) At December 31, 1998, for federal income tax purposes cost of investments was $291,578,447 and net unrealized appreciation was $49,700,372 consisting of gross unrealized appreciation of $79,338,202 and gross unrealized depreciation of $29,637,830.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Common Stocks--96.6%

              Europe--66.0%
--------------------------------------------------------------------------------
              Germany/Austria--3.1%

    34,000    Rhoen Klinikum                                         $ 3,378,362
              Hospital Management

   160,000    Scala Business Solutions                                 1,037,684
              GIC Units (b)
              ERP Software (Austria)
--------------------------------------------------------------------------------
                                                                       4,416,046

--------------------------------------------------------------------------------

              Denmark--1.1%

    20,000    Vest Wood                                                1,602,639
              Furniture

--------------------------------------------------------------------------------
              Netherlands--5.9%

    92,000    Hunter Douglas                                           3,049,182
              Decorative Window Coverings

    44,000    Kempen                                                   2,339,851
              Stock Brokerage/Investment Management

   100,000    Unique International                                     2,291,255
              Human Resources

    26,051    Computer Service Solutions (b)                             617,720
              Computer Services
--------------------------------------------------------------------------------
                                                                       8,298,008

--------------------------------------------------------------------------------
              Finland--7.5%

   248,800    Talentum                                                 4,176,640
              Trade Journals & Multimedia

    90,000    Tieto, Cl. B                                             4,034,838
              Computer Services/Consulting

   150,000    Elcoteq Network                                          1,629,339
              Electrical Components

    70,000    Rapala Normark (b)                                         608,286
              Fishing & Hunting Equipment

     1,550    Spar Finland                                                67,346
              Grocery/Convenience Stores
--------------------------------------------------------------------------------
                                                                      10,516,449

--------------------------------------------------------------------------------
              Norway--0.3%

   149,800    P4 Radio Hele Norge                                        462,042
              Commercial Radio Station

     7,490    Electric Farm (b)                                            1,970
              Internet Services
--------------------------------------------------------------------------------
                                                                         464,012

--------------------------------------------------------------------------------
              Sweden--6.6%

   125,000    Elanders                                                 2,344,000
              Printer

   230,800    Semcon                                                   1,907,720
              Technical Consulting

   125,000    Caran                                                    1,542,105
              Engineering Consulting

   300,000    Micronic Laser Systems (b)                               1,406,400
              Electronics Production Equipment

   175,000    Mandator                                                 1,370,931
              Computer Services/Consulting

   350,000    Gylling Optima Class Q (b)                                 410,200

   325,000    Gylling Optima Class B (b)                                 400,947
              Batteries
--------------------------------------------------------------------------------
                                                                       9,382,303

--------------------------------------------------------------------------------
              France--2.7%

    15,000    Fininfo                                                  2,658,336
              Financial Data Feeds

    14,919    Cie des Signaux                                          1,094,985
              Computer Services/Telecom Equipment
--------------------------------------------------------------------------------
                                                                       3,753,321

--------------------------------------------------------------------------------
              United Kingdom--20.2%

   350,000    Seton Scholl Healthcare Group                            4,877,011
              Pharmaceuticals

   400,000    Parity                                                   3,810,100
              IT Staffing & Services

    60,000    NTL (b)                                                  3,386,250
              Voice, Video & Data Services

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

              United Kingdom--cont.
--------------------------------------------------------------------------------
 1,000,000    Workplace Technologies                                  $3,277,685
              Network Integration

   600,000    Informa Group                                            2,840,105
              Trade Journals & Conferences

 2,000,000    Electronics Boutique                                     2,687,036
              Videogame/Computer Software Stores

 1,500,000    Taylor Nelson                                            1,896,731
              Market Research

   500,000    Hogg Robinson                                            1,717,875
              Corporate Travel Management

    58,600    Euro Money Publications                                  1,364,981
              Financial Publications

   400,000    Oriflame International                                   1,141,366
              Cosmetics Sold Door-to-Door

    50,600    Vosper Thornycroft                                         646,986
              Naval Shipbuilding

   129,000    Edinburgh Fund Managers                                    531,210
              Investment Management

   350,000    Dialog (b)                                                 337,751
              Online Business Information
--------------------------------------------------------------------------------
                                                                      28,515,087

--------------------------------------------------------------------------------
              Spain/Portugal--6.3%

   100,000    Mapfre Vida                                              3,768,645
              Life Insurance/Mutual Funds

   250,000    Prosegur                                                 2,919,991
              Security Guards

   100,000    Filmes Lusomundo (b)                                     1,254,012
              Newspapers, Radio, Video,
              Film Distribution (Portugal)

    18,200    Jeronimo Martins                                           995,642
              Hypermarkets/Supermarkets (Portugal)
--------------------------------------------------------------------------------
                                                                       8,938,290

--------------------------------------------------------------------------------
              Switzerland--4.7%

     4,000    Phoenix Mecano                                           2,402,621
              Electrical Components

     1,500    Pargesa                                                  2,369,860
              Industrial & Media Conglomerate

     3,000    Affichage                                                1,170,731
              Billboard Advertising

     2,600    Hiestand                                                   681,470
              Bakery
--------------------------------------------------------------------------------
                                                                       6,624,682

--------------------------------------------------------------------------------
              Italy/Greece--7.6%

   600,000    Autogrill                                                4,832,190
              Tollway Restaurants

   150,000    Banca Pop Commercia e Industria                          3,015,570
              Regional Bank

   150,000    Athens Medical Center                                    2,943,224
              Hospitals (Greece)
--------------------------------------------------------------------------------
                                                                      10,790,984

--------------------------------------------------------------------------------
              Europe--Total                                           93,301,821


              Asia--19.6%
--------------------------------------------------------------------------------
              Hong Kong--2.9%

 1,640,000    Li and Fung                                              3,397,570
              Sourcing of Consumer Goods

   950,000    Dickson Concepts                                           735,740
              Luxury Goods Retailer
--------------------------------------------------------------------------------
                                                                       4,133,310

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31,1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

              Japan--6.8%

    90,000    NuSkin Enterprises (b)                                  $2,126,250
              Cosmetics Sold Door-to-Door

    60,000    Enix Corporation                                         1,962,765
              Game Software Developer

    13,800    Ryohin Keikaku                                           1,841,223
              Specialty Consumer Goods Retailer

    75,000    Kawasumi Labs                                            1,476,065
              Medical Supplies

    75,700    Shinki                                                     932,830
              Loans to Consumers and Small Businesses

    16,000    Nichii Gakkan                                              666,666
              Hospital Administrative Services

    12,500    Hokuto                                                     304,742
              Mushroom Grower

    49,500    Tecmo                                                      302,792
              Game Software Developer
--------------------------------------------------------------------------------
                                                                       9,613,333

--------------------------------------------------------------------------------
              Malaysia--0.2%

   388,000    Computer Systems Advisor                                   270,100
              Systems Integration & Software Services

--------------------------------------------------------------------------------
              Singapore--9.7%

 1,037,000    Venture Manufacturing                                    3,959,454
              Electronic Manufacturing Services

 1,700,400    Star Cruises (b)                                         3,587,844
              Cruise Line

 8,000,000    Omni Industries                                          2,569,696
              Electronic Manufacturing Services

   800,000    Datacraft Asia                                           1,416,000
              Network Systems Integration

 4,233,000    Datapulse Technology (b)                                 1,192,936
              CD-ROM Replication

   350,000    Natsteel Electronics                                       890,909
              Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                      13,616,839

--------------------------------------------------------------------------------
              Asia--Total                                             27,633,582


              Latin America--4.3%
--------------------------------------------------------------------------------
              Mexico--3.2%

   800,000    Grupo Continental                                        1,937,310
              Coca-Cola Bottler

   641,000    Corp Interamericana                                      1,749,950
              de Entretenimiento (b)
              Special Events & Live Entertainment

 1,240,000    Nadro, Series L                                            789,888
              Pharmaceutical Distribution
--------------------------------------------------------------------------------
                                                                       4,477,148

--------------------------------------------------------------------------------
              Brazil--1.1%

   150,000    Elevadores Atlas                                         1,613,837
              Elevator Services

--------------------------------------------------------------------------------
              Latin America--Total                                     6,090,985

              Other Countries--6.7%
--------------------------------------------------------------------------------
              Australia--1.6%

 1,128,352    Tyndall Australia                                        1,730,329
              Money Management & Insurance

   362,965    Anaconda Nickel (b)                                        556,606
              Nickel Mining
--------------------------------------------------------------------------------
                                                                       2,286,935

See accompanying notes to financial statements.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments  December 31,1998



Number of                                                                  Value
Shares or
Principal
Amount

--------------------------------------------------------------------------------
              Canada--3.9%

   270,000    LGS Group (b)                                           $2,021,485
              Computer Systems Integration

   100,000    MDSI Mobil Data Solutions (b)                            1,787,500
              Wireless Software

   122,900    Shaw Industries                                          1,000,165
              Oil Field Services

    50,000    Architel Systems (b)                                       651,041
              Software for Telecommunications
--------------------------------------------------------------------------------
                                                                       5,460,191

--------------------------------------------------------------------------------
              Israel--0.6%

    30,000    Galileo Technology (b)                                     810,000
              Semiconductors

--------------------------------------------------------------------------------
              South Africa--0.6%

   552,700    Energy Africa (b)                                          845,566
              Oil & Gas Producer

--------------------------------------------------------------------------------
              Other--Total                                             9,402,692


Total Common Stocks--96.6%                                           136,429,080
--------------------------------------------------------------------------------
              (Cost:  $109,875,402)


Short-Term Obligation--3.3%                                            4,723,000
--------------------------------------------------------------------------------

$4,723,000    State Street Bank Repurchase Agreement
              3.25% 01/04/99; 12/31/98 Agreement
              Collateralized by U.S. Treasury Notes
              (Cost:  $4,723,000)

Total Investments--99.9%                                             141,152,080
--------------------------------------------------------------------------------
              (Cost:  $ 114,598,402)

Cash and Other Assets Less Liabilities--0.1%                             101,229
--------------------------------------------------------------------------------

Total Net Assets--100%                                              $141,253,309
================================================================================

     Notes to Statement of Investments:


(a) At December 31, 1998, for federal income tax purposes cost of investments was $114,696,573 and net unrealized appreciation was $26,455,507 consisting of gross unrealized appreciation of $37,317,390 and gross unrealized depreciation of $10,861,883.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Portfolio Diversification December 31, 1998

At December 31, 1998 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                                 Value    Percent
-----------------------------------------------------------------
Information
Computer Services                         $ 19,821,559      14.0%
Publishing                                   9,139,634       6.5
Contract Manufacturing                       8,612,997       6.1
Business Information &
  Marketing Services                         4,892,818       3.5
Business Software                            4,528,832       3.2
CATV                                         3,386,250       2.4
Semiconductors & Related Equipment           2,216,400       1.6
Gaming Equipment                             1,962,766       1.4
Domestic Consumer Software                   1,787,500       1.3
Advertising                                  1,170,732       0.8
Radio                                          464,008       0.3
-----------------------------------------------------------------
                                            57,983,496      41.1

-----------------------------------------------------------------
Health Care
Hospital Management                          6,321,587       4.5
Pharmaceuticals                              4,877,012       3.5
Hospital/Laboratory Supplies                 1,476,064       1.0
Health Care Services                           666,667       0.5
-----------------------------------------------------------------
                                            13,341,330       9.5

-----------------------------------------------------------------
Consumer Goods/Services
Retail                                       6,259,642       4.4
Travel                                       5,305,717       3.8
Restaurants                                  4,832,189       3.4
Nondurables                                  3,267,616       2.3
Beverages                                    1,937,310       1.4
Furniture/Textile                            1,602,640       1.2
Food                                           986,214       0.7
Consumer Goods Distribution                    857,235       0.6
Leisure Products                               608,287       0.4
International Consumer Software                302,793       0.2
Other Durable Goods                          3,860,330       2.7
Other Entertainment                          1,749,949       1.2
-----------------------------------------------------------------
                                            31,569,922      22.3

-----------------------------------------------------------------
Finance
Insurance                                    3,768,642       2.6
Banks                                        3,015,570       2.1
Closed-End Funds                             2,369,858       1.7
Brokerage                                    2,339,852       1.7
Money Management                             2,261,537       1.6
Finance Companies                              932,828       0.7
-----------------------------------------------------------------
                                            14,688,287      10.4

-----------------------------------------------------------------
Industrial Goods/Services
Outsourcing and Training Services           10,150,924       7.2
Electrical Components                        4,031,961       2.8
Other Industrial Services                    1,613,838       1.1
Machinery                                      646,985       0.5
-----------------------------------------------------------------
                                            16,443,708      11.6

-----------------------------------------------------------------
Energy/Minerals
Oil Services                                 1,000,163       0.7
Oil/Gas Producers                              845,567       0.6
Non-Ferrous Metals                             556,607       0.4
-----------------------------------------------------------------
                                             2,402,337       1.7

-----------------------------------------------------------------
Total Common Stocks                        136,429,080      96.6

Short-Term Obligations                       4,723,000       3.3
-----------------------------------------------------------------

Cash and Other Assets Less Liabilities         101,229       0.1
-----------------------------------------------------------------

Net Assets                                $141,253,309     100.0%
-----------------------------------------------------------------

See accompanying notes to financial statements.



                                                       Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities                   December 31, 1998


                                                                                  Wanger U.S.   Wanger International
                                                                                    Small Cap              Small Cap
---------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost: Wanger U.S. Small Cap $291,173,961;                 $341,278,819            $141,152,080

     Wanger International Small Cap $114,598,402)

Cash                                                                                      900                      --
Organization costs                                                                     26,688                  26,688
Receivable for:
     Securities sold                                                                  128,796                 320,926
     Fund shares sold                                                                 455,068                  18,010
     Dividends and interest                                                            78,895                 158,549
     Other assets                                                                       3,366                   2,275
---------------------------------------------------------------------------------------------------------------------
     Total assets                                                                 341,972,532             141,678,528



Liabilities and Net Assets
Cash Overdraft                                                                             --                  19,998
Payable for:
     Securities purchased                                                           2,644,341                 255,760
     Fund shares redeemed                                                             142,326                  53,377
     Amount owed to advisor                                                            27,098                  26,732
     Other                                                                             39,886                  69,352
---------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                              2,853,651                 425,219
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                 $339,118,881            $141,253,309
---------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                            15,290,823               7,197,954
---------------------------------------------------------------------------------------------------------------------
Pricing of Shares
Net asset value, offering price and redemption price per share                         $22.18                  $19.62
---------------------------------------------------------------------------------------------------------------------
Analysis of Net Assets
Paid-in capital                                                                  $258,403,736            $119,664,782
Undistributed net realized gain (loss) on sales of investments                     30,610,287              (7,277,677)
Net unrealized appreciation of investments and foreign currency transactions


    (net of unrealized PFIC gains of $83,762 for Wanger International Small Cap)   50,104,858              26,470,102

Undistributed net investment income                                                        --               2,396,102
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                 $339,118,881            $141,253,309
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Statements of Operations               For the Year Ended December 31, 1998

                                                                                   Wanger U.S.           Wanger International
                                                                                     Small Cap                      Small Cap
-----------------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign taxes of $220,936 for Wanger International Small Cap)    $ 1,186,818                   $  1,946,183
Interest                                                                             1,201,904                        408,617
-----------------------------------------------------------------------------------------------------------------------------
     Total investment income                                                         2,388,722                      2,354,800

-----------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory                                                                   2,972,442                     1,751,136
Custodian                                                                                42,548                       233,512
Legal and audit                                                                          44,236                        42,701
Reports to shareholders                                                                  35,986                        36,902
Amortization of organization costs                                                       19,976                        19,976
Transfer agent                                                                           22,675                        19,500
Trustees                                                                                 20,787                        20,787
Insurance                                                                                 3,067                         2,450
Other                                                                                    16,257                         8,483
-----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                   3,177,974                     2,135,447
     Less custodian fees paid indirectly                                                 (5,829)                         (785)
-----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                     3,172,145                     2,134,662
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (783,423)                      220,138
Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) on sales of investments                                31,406,965                    (2,995,916)
     Net change in unrealized appreciation of investments                            (6,414,368)                   21,548,547
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                      24,992,597                    18,552,631
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 24,209,174                  $ 18,772,769
-----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                --------------------------------------    --------------------------------------
                                                Wanger U.S. Small Cap                     Wanger International Small Cap

                                                       Year ended           Year ended           Year ended           Year ended
                                                December 31, 1998    December 31, 1997    December 31, 1998    December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment income (loss)                         $   (783,423)        $   (206,969)        $    220,138         $    148,271
Net realized gain (loss) on sales of investments       31,406,965           15,616,554           (2,995,916)            (616,933)
Net change in unrealized appreciation                  (6,414,368)          37,057,494           21,548,547           (2,999,052)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
     resulting from operations                         24,209,174           52,467,079           18,772,769           (3,467,714)
Distributions to shareholders from:
Net investment income                                          --                   --           (1,532,876)                  --
Net realized gain                                     (15,422,770)          (3,530,225)                  --           (2,453,253)
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders              (15,422,770)          (3,530,225)          (1,532,876)          (2,453,253)

From Fund share transactions:
Reinvestment of dividends and capital
     gain distributions                                15,407,847            3,530,225            1,530,069            2,453,253
Proceeds from other shares sold                        94,608,919          109,491,784           26,836,486           54,111,870
--------------------------------------------------------------------------------------------------------------------------------
                                                      110,016,766          113,022,009           28,366,555           56,565,123
Payments for shares redeemed                          (50,550,116)         (20,050,947)         (25,013,297)         (14,839,080)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from
     Fund share transactions                           59,466,650           92,971,062            3,353,258           41,726,043
--------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                           68,253,054          141,907,916           20,593,151           35,805,076
--------------------------------------------------------------------------------------------------------------------------------
Net assets:
Beginning of period                                   270,865,827          128,957,911          120,660,158           84,855,082
--------------------------------------------------------------------------------------------------------------------------------
End of period (a)                                    $339,118,881         $270,865,827         $141,253,309         $120,660,158
--------------------------------------------------------------------------------------------------------------------------------

(a) Includes accumulated net investment income of $2,396,211 and $1,532,855 for Wanger International Small Cap at December 31, 1998 and 1997, respectively.



See accompanying notes to financial statements.

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                  Financial Highlights


                                                        Year ended           Year ended           Year ended   May 3, 1995 through
                                                 December 31, 1998    December 31, 1997    December 31, 1996      December 31,1995

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $      21.46         $      16.97         $      11.60           $     10.00

Income From Investment Operations
   Net investment loss (c)                                    (.05)                (.02)                (.06)                 (.05)
   Net realized and unrealized gain on investments            1.93                 4.90                 5.46                  1.65
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                           1.88                 4.88                 5.40                  1.60

Less Distributions
   Dividends from net investment income                         --                   --                   --                    --
   Distributions from net realized gain                      (1.16)                (.39)                (.03)                   --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (1.16)                (.39)                (.03)                   --

Net Asset Value, end of period                        $      22.18         $      21.46         $      16.97           $     11.60
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                  8.68%               29.41%               46.59%                16.00%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)               1.02%                1.06%                1.21%                 2.08%
Ratio of net investment loss to average net assets (b)        (.25%)               (.10%)               (.41%)               (1.44%)
Portfolio turnover rate                                         34%                  34%                  46%                   59%
Net assets at end of period                           $339,118,881         $270,865,827         $128,957,911           $21,903,536


----------------------------------------------------------------------------------------------------------------------------------

     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.

                                 Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap   Financial Highlights


                                                           Year ended          Year ended          Year ended   May 3, 1995 through
                                                    December 31, 1998   December 31, 1997   December 31, 1996     December 31, 1995
====================================================================================================================================
Net Asset Value, beginning of period                           $17.05              $17.71              $13.45              $10.00

Income From Investment Operations
   Net investment income (loss)(c)                                .03                 .02                (.09)               (.03)
   Net realized and unrealized gain on investments               2.76                (.26)              (4.38)              (3.48)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              2.79                (.24)               4.29                3.45

Less Distributions
Dividends from net investment income                             (.22)                 --                  --                  --
 Distributions from net realized gain and unrealized
 gain reportable for federal income taxes                          --                (.42)               (.03)                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                           (.22)               (.42)               (.03)                 --

Net Asset Value, end of period                                 $19.62              $17.05              $17.71              $13.45
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                    16.33%              (1.46%)             32.01%              34.50%

Ratios/Supplemental Data Ratio of expenses to
 average net assets (a)(b)                                       1.55%               1.60%               1.79%               2.32%*
Ratio of net investment income (loss)
 to average net assets (b)                                        .16%                .12%               (.56%)              (.81%)*
Portfolio turnover rate                                            56%                 60%                 50%                 14%*
Net assets at end of period                               141,253,309         120,660,158          84,855,082          11,368,924
------------------------------------------------------------------------------------------------------------------------------------

    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

See accompanying notes to financial statements.

                              Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


1. Nature of Operations

Wanger U.S. Small Cap and Wanger International Small Cap ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of estimates

The preparation of financial statements in conformity with generally accepted counting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.

  Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation on PFICs of $83,762 for the year ended December 31, 1998. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1998 amounted to $1,391,583.

  Wanger International Small Cap intends to utilize provisions of the federal income tax law that allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, the Fund had a capital loss carryforward of $7,263,202 of which $382,694 will expire December 31, 2005 and $6,880,508 will expire December 31, 2006.

  Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

  Reclassifications have been made in 1998 for Wanger U.S. Small Cap in the accompanying analysis of net assets from undistributed net investment income to net realized gain on the sale of investments of $783,423 to reflect differences between financial reporting and income tax basis and had no impact on net asset value. Reclassifications have also been made in 1998 for Wanger International Small Cap from accumulated net realized gain on sale of investments to undistributed net investment income of $2,092,223 to reflect differences between financial reporting and income tax basis.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements



3.  Transaction with Affiliates

The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

                               Wanger U.S.   Wanger International
                                Small Cap          Small Cap
------------------------------------------------------------------
Average Daily Net Assets:
 For the first $100 million       1.00%             1.30%
 Next $150 million                 .95%             1.20%
 In excess of $250 million         .90%             1.10%
------------------------------------------------------------------

  The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 1.50% for Wanger U.S. Small Cap and 1.90% for Wanger International Small Cap, of average net assets. WAM was not required to reimburse the Funds under these agreements for the year ended December 31, 1998.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Wanger U.S. Small Cap and Wanger International Small Cap each incurred trustees' fees and expenses of $20,787 for the year ended December 31, 1998 to trustees not affiliated with WAM.

  WAM advanced $100,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

  WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

4.  Borrowing Arrangements
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                          ------------------------------------------   --------------------------------------
                                          Wanger U.S.Small Cap                         Wanger International Small Cap

                                                      Year ended          Year ended          Year ended           Year ended
                                               December 31, 1998   December 31, 1997   December 31, 1998    December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            4,370,518           5,806,192           1,389,310            2,963,636
Shares issued in reinvestment of dividend and
capital gain distributions                               686,318             210,886              76,657              136,747
-----------------------------------------------------------------------------------------------------------------------------
                                                       5,056,836           6,017,078           1,465,967            3,100,383
Less shares redeemed                                   2,389,858             991,354           1,346,776              812,741
-----------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                     2,666,978           5,025,724             119,191            2,287,642
=============================================================================================================================


6.    Investment Transactions

The aggregate costs of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 1998 were:

                            Wanger U.S.   Wanger International
                              Small Cap              Small Cap

Purchases                  $139,040,448            $80,409,567
Sales                        97,581,546             71,890,345
------------------------------------------------------------------------

Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Report of Independent Auditors


To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Wanger U.S. Small Cap and the Wanger International Small Cap portfolios, comprising the Wanger Advisors Trust, as of December 31, 1998, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 1998, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 12, 1999

                                    PART C
                                    ------

ITEM 23.      FINANCIAL STATEMENTS AND EXHIBITS
-------       ---------------------------------

          Exhibits:
          --------

     a. Agreement and Declaration of Trust (exhibit 1 to post-effective amendment No. 2). (2)

     b.   By-laws (exhibit 2 to post-effective amendment No. 2). (2)

     c.1. Specimen Share Certificate - Wanger U.S. Small Cap (exhibit 4(a) to post-effective amendment No. 1). (1)

     c.2. Specimen Share Certificate - Wanger International Small Cap (exhibit 4(b) to post-effective amendment No. 1). (1)

     d.1. Investment Advisory Agreement - Wanger U.S. Small Cap, dated January 1, 1998 (exhibit 5(a) to post-effective amendment No. 6). (5)

     d.2. Investment Advisory Agreement - Wanger International Small Cap, dated January 1, 1998 (exhibit 5(b) to post-effective amendment No. 6). (5)

     d.3. Investment Advisory Agreement - Wanger Twenty and Wanger Foreign
          Forty.

     e.1. Distribution Agreement between Wanger Advisors Trust and WAM Brokerage Services, L.L.C. dated January 1, 1998 (exhibit 6(a) to post-effective amendment No. 6). (5)

     e.2. Amendment to Distribution Agreement between Wanger Advisors Trust and WAM Brokerage Services, L.L.C.

     f.   None.

     g.1. Custodian Contract between Wanger Advisors Trust and State Street Bank and Trust Company (exhibit 8(a) to post-effective amendment No.
          2). (2)

     g.2. Letter Agreement between Wanger Advisors Trust and State Street Bank and Trust Company applying Custodian Contract and Transfer Agency and Service Agreement to Wanger Twenty and Wanger Foreign Forty.

     h.1. Amendment No. 1 to the Participation Agreement between Wanger
          Advisors Trust and Phoenix Home Life Mutual Insurance Company dated April 18, 1995 (exhibit 9(a)(1) to post-effective amendment No. 2) (2) (amendment dated December 16, 1996) (exhibit 9(a)(1) to post-effective amendment No. 3). (3)

     h.2. Amendment No. 1 to the Participation Agreement between Wanger
          Advisors Trust and PHL Variable Insurance Company dated February 23, 1995 (exhibit 9(a)(2) to post-effective amendment No. 2) (2) (amendment dated December 16, 1996) (exhibit 9(a)(2) to post-effective amendment No. 3). (3)

     h.3. Amendment No. 1 to the Participation Agreement between Wanger Advisors Trust and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated May 19, 1995 (exhibit 9(a)(3) to post-effective amendment No. 2) (2) (amendment dated December 16, 1996) (exhibit 9(a)(3) to post-effective amendment No. 3). (3)

     h.4. Participation Agreement between Wanger Advisors Trust and First Providian Life and Health Insurance Company dated November 15, 1996, and Amendment No. 1 December 16, 1996 (exhibit 9(a)(4) to post-effective amendment No. 3). (3)

     h.5. Participation Agreement between Wanger Advisors Trust and SAFECO Life Insurance Company dated September 27, 1995 and Form of Amendment No. 1 dated December 18, 1996 (exhibit 9(a)(5) to post-effective amendment No. 3). (3)

     h.6. Transfer Agency and Service Agreement between Wanger Advisors Trust and State Street Bank and Trust Company (exhibit 9(b) to post-effective amendment No. 2). (2)

     i.   Consent of Bell, Boyd & Lloyd.

     j.   Consent of Independent Auditors.

     k.   None.

     l.   Subscription Agreement (exhibit 13 to post-effective amendment No. 2).
          (2)

     m.   None.

     n.1. Financial data schedule  Wanger U.S. Small Cap

     n.2  Financial data schedule - Wanger International Small Cap.

     o.   None.
     ______________________________

(1) Incorporated by reference to the exhibit filed with post-effective amendment no. 1 to Registrant's registration statement on form N-1A, Securities Act registration no. 33-83548 (the "Registration Statement") filed on August 25, 1995.

(2) Incorporated by reference to the exhibit filed with post-effective amendment no. 2 to the Registration Statement filed on April 19, 1996.

(3) Incorporated by reference to the exhibit filed with post-effective amendment no. 3 to the Registration Statement filed on April 30, 1997.

(4) Incorporated by reference to the exhibit filed with post-effective amendment no. 5 to the Registration Statement filed November on 3, 1997.

(5) Incorporated by reference to the exhibit filed with post-effective amendment no. 6 to the Registration Statement filed April 28, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------   -------------------------------------------------------------

               The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption "Organization and Management" and in the Statement of Additional Information under the caption "Investment Adviser" is incorporated by reference.

ITEM 25.  INDEMNIFICATION
-------   ---------------

               Article VIII of the Agreement and Declaration of Trust of the registrant (Exhibit 1 included herein) provides in effect that the Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

               The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
-------   ----------------------------------------------------

               The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither Wanger Asset Management, L.P. nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 27.  PRINCIPAL UNDERWRITER
-------   ---------------------

          WAM Brokerage Services, L.L.C. also acts as principal underwriter for Acorn Investment Trust.


    NAME             POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
                           UNDERWRITERS                      REGISTRANT

Bruce H. Lauer    President                       Vice President and Treasurer

The principal business of each officer of WAM Brokerage L.L.C. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
-------   --------------------------------

               Bruce H. Lauer, Vice President and Treasurer
               Wanger Advisors Trust
               227 West Monroe Street, Suite 3000
               Chicago, Illinois 60606

ITEM 29.  MANAGEMENT SERVICES
-------   -------------------

               Not applicable.

ITEM 30.  UNDERTAKINGS
-------   ------------

               Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on February 26, 1999.


                                WANGER ADVISORS TRUST

                                By:  /S/ RALPH WANGER
                                     ______________________________
                                     Ralph Wanger, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

  Name                              Title                                 Date
  ----                              -----                                 ----
/S/ FRED D. HASSELBRING
_________________________          Trustee                       )
Fred D. Hasselbring                                              )
                                                                 )
/S/ CHARLES P. McQUAID
_________________________          Trustee                       )
Charles P. McQuaid                                               )
                                                                 )
/S/ P. MICHAEL PHELPS
_________________________          Trustee                       )
P. Michael Phelps                                                )

/S/ PATRICIA H. WERHANE                                          )
_________________________         Trustee                        )
Patricia H. Werhane                                              )
                                                                 )
/S/ RALPH WANGER
_________________________         Trustee and President          )        February 26, 1999
Ralph Wanger                      (principal executive           )
                                  officer)                       )

/S/ BRUCE H. LAUER                                               )
_________________________         Treasurer (principal           )
Bruce H. Lauer                    financial and accounting       )
                                  officer)

                  INDEX OF EXHIBITS FILED WITH THIS AMENDMENT
                  -------------------------------------------


EXHIBIT          EDGAR
NUMBER         EXHIBIT NO.                        EXHIBIT
------         -----------                        -------
d.3                                     Investment Advisory Agreement Wanger
                                        Twenty and Wanger Foreign Forty

e.2 Amendment to Distribution Agreement between Wanger Advisors Trust and WAM Brokerage Services, L.L.C.

g.2 Letter Agreement between Wanger Advisors Trust and State Street Bank and Trust Company applying Custodian Contract and Transfer Agency and Service Agreement to Wanger Twenty and Wanger Foreign Forty

i.                                      Consent of Bell Boyd & Lloyd

j.                                      Consent of Independent Auditors

n.1                                     Financial data schedule - Wanger U.S.
                                        Small Cap

h.2                                     Financial data schedule - Wanger
                                        International Small Cap